SUBJECT TO REVISION
SERIES TERM SHEET DATED February 14, 2001


                                $[353,648,623]
[GRAPHIC OMITTED]
                     Vanderbilt Mortgage and Finance, Inc.
                              Seller and Servicer

                         Manufactured Housing Contract
         Senior/Subordinated Pass-Through Certificates, Series 2001-A


Attached is a preliminary Series Term Sheet describing the structure, collateral pool and certain aspects of the Vanderbilt Mortgage and Finance, Inc. Manufactured Housing Contract Senior/Subordinated Pass-Through Certificates, Series 2001-A. The Series Term Sheet has been prepared by Vanderbilt Mortgage and Finance, Inc. for informational purposes only and is subject to modification or change. The information and assumptions contained therein are preliminary and will be superseded by a prospectus, prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Neither Credit Suisse First Boston Corporation, Bear, Stearns & Co. Inc. nor any of its respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet. This cover sheet is not part of the Series Term Sheet.

A Registration Statement (including a base prospectus) relating to the Pass-Through Certificates has been filed with the Securities and Exchange Commission and declared effective. The final Prospectus and Prospectus Supplement relating to the securities will be filed after the securities have been priced and all of the terms and information are finalized. This communication is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate. Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.





Credit Suisse First Boston                      Bear, Stearns & Co. Inc.

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2001-A
$[353,648,623] (approximate)
------------------------------------------------------------------------------





PRELIMINARY INFORMATION ONLY

Offered Certificates



                     Class A-1    Class A-2    Class A-3    Class A-4    Class A-5    Class M-1    Class B-1    Class B-2
-------------------------------------------------------------------------------------------------------------------------
Amount:             $79,600,000  $76,100,000  $57,700,000  $81,895,000  $15,031,000  $14,146,000  $14,146,000  $15,030,623
Type:                  Fixed        Fixed        Fixed        Fixed        Fixed        Fixed        Fixed        Fixed
Coupon:                [TBD]%       [TBD]%       [TBD]%       [TBD]%       [TBD]%       [TBD]%       [TBD]%      [TBD]%
Approx. Price          [TBD]%       [TBD]%       [TBD]%       [TBD]%       [TBD]%       [TBD]%       [TBD]%      [TBD]%
Yield (%):             [TBD]%       [TBD]%       [TBD]%       [TBD]%       [TBD]%       [TBD]%       [TBD]%      [TBD]%
Spread (bps):           TBD          TBD          TBD          TBD          TBD          TBD          TBD          TBD
Avg Life                1.00         3.00         5.30        10.28        13.78         9.56         6.80        12.20
(To Call):
Avg Life                1.00         3.00         5.30        10.39        17.65        10.08         6.80        16.80
(To Mat):
1st Prin Pymt          03/01        02/03        04/05        12/07        12/14        03/06        03/06        02/10
(To Call):
Last Prin Pymt         02/03        04/05        12/07        12/14        12/14        12/14        02/10        12/14
(To Call):
Last Prin Pymt         02/03        04/05        12/07        11/16        08/21        08/21        02/10        05/30
(To Mat):
Stated Mat:            01/10        02/15        08/19        06/28        04/31        04/31        09/20        04/31
Expected              02/27/01     02/27/01     02/27/01     02/27/01     02/27/01     02/27/01     02/27/01    02/27/01
Settlement:
Payment Delay:         6 days       6 days       6 days       6 days       6 days       6 days       6 days      6 days
Interest Payment       30/360       30/360       30/360       30/360       30/360       30/360       30/360      30/360
Basis:
Dated Date:           02/01/01     02/01/01     02/01/01     02/01/01     02/01/01     02/01/01     02/01/01    02/01/01
Ratings               Aaa/AAA      Aaa/AAA      Aaa/AAA      Aaa/AAA      Aa3/AA-        A2/A       Baa2/BBB    Baa2/BBB
(Moody's/S&P):
Pricing Date:           TBD          TBD          TBD          TBD          TBD          TBD          TBD          TBD
Prepayment Speed:     200% MHP     200% MHP     200% MHP     200% MHP     200% MHP     200% MHP     200% MHP    200% MHP






The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Bear, Stearns & Co. Inc. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Bear, Stearns & Co. Inc. make no representations that the above referenced security will actually perform as
described in any scenario presented.                                   PAGE 2

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2001-A
$[353,648,623] (approximate)
------------------------------------------------------------------------------



Title of Securities:       Vanderbilt Mortgage and Finance, Inc.
                           Manufactured Housing Contract, Senior/Subordinate
                           Pass-Through Certificates, Series 2001-A

                           Class A-1, Class A-2, Class A-3, Class A-4, Class
                           A-5, Class M-1, Class B-1, and Class B-2 fixed rate certificates.

Seller:                    Vanderbilt Mortgage and Finance, Inc.

Servicer:                  Vanderbilt Mortgage and Finance, Inc.

Underwriters:              Credit Suisse First Boston Corporation (lead)
                           Bear, Stearns & Co. Inc. (co)

Trustee:                   The Chase Manhattan Bank

Credit Enhancement:        1) Excess interest
                           2) Subordination
                           3) Limited Guarantee of Clayton Homes, Inc. (Class B-2 only)

Excess Interest:           Excess interest cashflows will be available as credit enhancement.


Collateral:                Fixed rate manufactured housing contracts and loans, except for less than 1% of the loans that are adjustable rate loans.

Subordination:
                           ----------------------------------------------------------------
                                                        Rating
                           Class                      (Moody's/S&P)        Subordination
                           ----------------------------------------------------------------
                           Class A-1 - A-4               Aaa/AAA                 16.50%
                           Class A-5                     Aa3/AA-                 12.25%
                           Class M-1                      A2/A                    8.25%
                           Class B-1                    Baa2/BBB                  4.25%
                           Class B-2                    Baa2/BBB
                           ----------------------------------------------------------------


Class Sizes:
                           ----------------------------------------------------------------
                                                         Rating
                           Class                      (Moody's/S&P)          Class Size
                           ----------------------- -------------------- ---------------------
                           Class A-1 - A-4               Aaa/AAA                 83.50%
                           Class A-5                     Aa3/AA-                  4.25%
                           Class M-1                      A2/A                    4.00%
                           Class B-1                    Baa2/BBB                  4.00%
                           Class B-2                    Baa2/BBB                  4.25%
                           ----------------------- -------------------- ---------------------

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Bear, Stearns & Co. Inc. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Bear, Stearns & Co. Inc. make no representations that the above referenced security will actually perform as
described in any scenario presented.                                   PAGE 3

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2001-A
$[353,648,623] (approximate)
------------------------------------------------------------------------------


OFFERED CERTIFICATES

Total Size:                $ 353,648,623 (approximate)

Maximum Rate:              Remittance rates on the Class A-1, A-2, A-3,
                           A-4, A-5, M-1, B-1 and B-2 Certificates are subject to a maximum rate equal to (a) the weighted average contract rate of the contracts less (b) if Vanderbilt is no longer the servicer, the servicing fee of 1.25%.

Servicing Fee:             For as long as Vanderbilt is the servicer, the
                           servicing fee of 1.25% per annum is subordinate to the Offered Certificates on a monthly basis.

Cashflow Priority:         PRICING BASE CASE CLASS M-1 AND CLASS B
                           DISTRIBUTION TEST IS MET:

                           1) Current interest and any previously unreimbursed interest to Classes A-1 through A-4;

                           2) The Class A percentage of the Formula Principal Distribution Amount sequentially to Classes A-1, A-2, A-3, and A-4 until such class is reduced to zero;

                           3) Current interest and any previously unreimbursed interest to Class A-5 Certificates;

                           4) Remaining Class A percentage of the Formula Principal Distribution Amount to Class A-5 until such class is reduced to zero;

                           5) Current interest and any previously unreimbursed interest to Class M-1 Certificates;

                           6) Class M-1 percentage of the Formula Principal Distribution Amount to Class M-1 until such class is reduced to zero;

                           7)  Current interest and any previously
                               unreimbursed interest to Class B-1
                               Certificates;

                           8)  Class B percentage of the
                               Formula Principal Distribution Amount to Class B-1 until such class is reduced to zero;

                           9)  Current interest and any previously
                               unreimbursed interest to Class B-2
                               Certificates;

                           10) Remaining Formula Principal
                               Distribution Amount to Class B-2 until such class is reduced to zero;

                           11) The amount of any
                               principal reimbursement to Clayton Homes for Enhancement Payments with respect to the Class B-2 Certificates which remains unpaid after giving effect to the distribution described above;

                           12) As long as Vanderbilt is the Servicer, any
                               remainder up to the amount equal to 1/12th of the product of 1.25% and the pool scheduled principal balance to the Servicer;

                           13) Any remainder to the Class R Certificates.



----------------------------------------------------------------------------
Class A-1      Class A-2       Class A-3       Class A-4       Class A-5
(AAA/Aaa)      (AAA/Aaa)       (AAA/Aaa)       (AAA/Aaa)       (AA-/Aa3)
----------------------------------------------------------------------------
            C L A S S                             M-1  (A/A2)
                                  ------------------------------------------
          5-Year Lockout
                                      Class B-1             Class B-2
                                      (BBB/Baa2)            (BBB/Baa2)
----------------------------------------------------------------------------






The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Bear, Stearns & Co. Inc. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Bear, Stearns & Co. Inc. make no representations that the above referenced security will actually perform as
described in any scenario presented.                                   PAGE 4

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2001-A
$[353,648,623] (approximate)
------------------------------------------------------------------------------






Cashflow Priority: CLASS M-1 AND CLASS B DISTRIBUTION TEST IS NOT MET:

          1) Current interest and any previously unreimbursed interest to Classes A-1 through A-4 Certificates;

          2) 100% of the Formula Principal Distribution Amount sequentially to Classes A-1, A-2, A-3, and A-4 until such class is reduced to zero;

          3) Current interest and any previously unreimbursed interest to Class A-5 Certificates;

          4) 100% of remaining formula principal payments to Class A-5 until such Class is reduced to zero;

          5) Current interest and any previously unreimbursed interest to Class M-1 Certificates;

          6) 100% of remaining formula principal payments to Class M-1 until such Class is reduced to zero;

          7) Current interest and any previously unreimbursed interest to Class B-1 Certificates;

          8) 100% of remaining formula principal payments to Class B-1 until such Class is reduced to zero;

          9) Current interest and any previously unreimbursed interest to Class B-2 Certificates;

          10) 100% of remaining formula principal payments to Class B-2 until such Class is reduced to zero;

          11) The amount of any principal reimbursement to Clayton Homes for Enhancement Payments with respect to the Class B-2 Certificates which remains unpaid after giving effect to the distribution described above;

          12) So long as Vanderbilt is the Servicer, any remainder up to the amount equal to 1/12th of the product of 1.25% and the pool scheduled principal balance to the Servicer;

          13)  Any remainder to the Class R Certificates.


-----------------------------------------------------------------------------------------------------------

Class A-1    Class A-2     Class A-3     Class A-4     Class A-5   Class M-1   Class B-1      Class B-2
(AAA/Aaa)    (AAA/Aaa)     (AAA/Aaa)     (AAA/Aaa)     (AA-/Aa3)    (A/A2)     (BBB/Baa2)     (BBB/Baa2)

-----------------------------------------------------------------------------------------------------------




THE CLASS M-1 AND CLASS B TRIGGERS ARE MET IF:

          1)   Remittance Date is on or after March 2006

          2) Class M-1 Percentage plus Class B Percentage is at least [21.4375]% (which is 1.75 times the sum of the original Class M-1 Percentage and the original Class B Percentage).

          3) Cumulative Realized Losses do not exceed [7]% for year 2006, [8]% for year 2007, and [9]% for year 2008 and beyond of the Original Principal Balance of the Contracts

          4)   Current Realized Loss Ratio does not exceed [2.75]%

          5)   Average 60 Day Delinquency Ratio does not exceed [5]%

          6)   Average 30 Day Delinquency Ratio does not exceed [7]%

          7) Class B-2 Principal Balance must not be less than $[7,072,972] (which represents approximately 2% of the Total Original Principal Balance).


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Bear, Stearns & Co. Inc. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Bear, Stearns & Co. Inc. make no representations that the above referenced security will actually perform as
described in any scenario presented.                                   PAGE 5

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2001-A
$[353,648,623] (approximate)
------------------------------------------------------------------------------


Cleanup Call:              The Servicer may call the Certificates at par
                           plus accrued interest after the remaining pool balance is less than 10% of the Cut-off Date pool principal balance.

Remittance Date:           The 7th day of each month or, if such day is not a
                           business day, the next succeeding business day, beginning in [March] 2001.

Interest Accrual:          Interest will accrue from the 1st day of the
                           preceding month until the 30th day of the preceding month. Interest is calculated using a 30/360 day count.

ERISA Considerations:      All classes of certificates are
                           expected to be ERISA eligible. However, investors should consult with their counsel with respect to the consequences under ERISA and the Code of the Plan's acquisition and ownership of such Certificates.

Prospectus:                The Certificates are being offered pursuant to a
                           Prospectus which includes a Prospectus Supplement
                           (together, the "Prospectus"). Complete information with respect to the Certificates and the Collateral is contained in the Prospectus. The information contained herein is qualified in its entirety by the information appearing in the Prospectus. The information herein is subject to modification or change and to the extent inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consummated unless the purchaser has received the Prospectus.

Further Information:       Call the ABS trading desk at (212)
                           325-2747, John Herbert at (212) 325-2412, Susan
                           Menkhaus at (212) 325-3475, Jack Macdowell at (212)
                           325-1251, or Phil Li at (212) 325-5945 with
                           questions.



Summary Collateral Information

Total Collateral Amount:                             $353,648,624.11
Average Unpaid Prin. Balance:                             $40,146.28
Maximum Original Balance:                                $200,000.00
Weighted Average Collateral Coupon:                          11.339%
Coupon Range:                                         7.990%-19.910%
Weighted Average Maturity (months):                              262
Weighted Average Original Term (months):                         267
Weighted Average LTV:                                        86.325%
New:                                                          76.68%
Used:                                                         23.32%
Multi-wide:                                                   56.67%
Site Built:                                                    7.63%





The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Bear, Stearns & Co. Inc. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Bear, Stearns & Co. Inc. make no representations that the above referenced security will actually perform as
described in any scenario presented.                                   PAGE 6

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2001-A
$[353,648,623] (approximate)
------------------------------------------------------------------------------



VMF01A, Class A1--Price/Yield

CUSIP                                 Face               $79,600,000.00     Settle at Pricing
Coupon              5.46%             Original Balance   $79,600,000.00     Accrual begins            2/1/2001
Delay               6                 Current Balance    $79,600,000.00     Factor Date               N/A
Stated Maturity     N/A               Factor             1
Type                SEN FIX



               Price        At 150 MHP         At 175 MHP      At 200 MHP        At 225 MHP          At 250 MHP
                                 Yield
             99.6875             5.712              5.735           5.758             5.781               5.805
             99.7031             5.698              5.720           5.741             5.763               5.785
             99.7188             5.685              5.705           5.725             5.745               5.765
             99.7344             5.672              5.690           5.708             5.726               5.745
             99.7500             5.658              5.675           5.691             5.708               5.725
             99.7656             5.645              5.660           5.675             5.690               5.705
             99.7813             5.631              5.645           5.658             5.671               5.685
             99.7969             5.618              5.630           5.641             5.653               5.665
             99.8125             5.605              5.615           5.625             5.635               5.645
             99.8281             5.591              5.600           5.608             5.617               5.625
             99.8438             5.578              5.585           5.592             5.598               5.605
             99.8594             5.565              5.570           5.575             5.580               5.585
             99.8750             5.551              5.555           5.558             5.562               5.565
             99.8906             5.538              5.540           5.542             5.544               5.546
             99.9063             5.525              5.525           5.525             5.525               5.526
             99.9219             5.511              5.510           5.509             5.507               5.506
             99.9375             5.498              5.495           5.492             5.489               5.486
             99.9531             5.485              5.480           5.475             5.471               5.466
             99.9688             5.471              5.465           5.459             5.453               5.446
             99.9844             5.458              5.450           5.442             5.434               5.426
            100.0000             5.445              5.435           5.426             5.416               5.407
            100.0156             5.431              5.420           5.409             5.398               5.387
            100.0313             5.418              5.405           5.393             5.380               5.367
            100.0469             5.405              5.390           5.376             5.362               5.347
            100.0625             5.391              5.375           5.359             5.343               5.327

                 WAL              1.26               1.11            1.00              0.91                0.83
    Principal Window    Mar01 to Aug03     Mar01 to May03  Mar01 to Feb03    Mar01 to Dec02      Mar01 to Oct02






The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Bear, Stearns & Co. Inc. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Bear, Stearns & Co. Inc. make no representations that the above referenced security will actually perform as
described in any scenario presented.                                   PAGE 7

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2001-A
$[353,648,623] (approximate)
------------------------------------------------------------------------------




VMF01A, Class A2--Price/Yield

CUSIP                                 Face              $76,100,000.00     Settle at Pricing
Coupon             5.85%              Original Balance  $76,100,000.00     Accrual begins         2/1/2001
Delay              6                  Current Balance   $76,100,000.00     Factor Date            N/A
Stated Maturity    N/A                Factor            1
Type               SEN FIX



              Price         At 150 MHP        At 175 MHP      At 200 MHP        At 225 MHP          At 250 MHP
                                 Yield
            99.6875              5.987             5.995           6.002             6.010               6.018
            99.7031              5.982             5.989           5.996             6.003               6.011
            99.7188              5.978             5.984           5.991             5.997               6.004
            99.7344              5.973             5.979           5.985             5.991               5.997
            99.7500              5.968             5.973           5.979             5.984               5.990
            99.7656              5.963             5.968           5.973             5.978               5.983
            99.7813              5.959             5.963           5.967             5.971               5.976
            99.7969              5.954             5.958           5.961             5.965               5.969
            99.8125              5.949             5.952           5.955             5.959               5.962
            99.8281              5.944             5.947           5.950             5.952               5.955
            99.8438              5.940             5.942           5.944             5.946               5.948
            99.8594              5.935             5.936           5.938             5.939               5.941
            99.8750              5.930             5.931           5.932             5.933               5.934
            99.8906              5.925             5.926           5.926             5.927               5.927
            99.9063              5.921             5.920           5.920             5.920               5.920
            99.9219              5.916             5.915           5.914             5.914               5.913
            99.9375              5.911             5.910           5.909             5.907               5.906
            99.9531              5.906             5.905           5.903             5.901               5.899
            99.9688              5.902             5.899           5.897             5.895               5.892
            99.9844              5.897             5.894           5.891             5.888               5.885
           100.0000              5.892             5.889           5.885             5.882               5.878
           100.0156              5.887             5.883           5.879             5.875               5.871
           100.0313              5.883             5.878           5.874             5.869               5.864
           100.0469              5.878             5.873           5.868             5.863               5.857
           100.0625              5.873             5.867           5.862             5.856               5.850

                WAL               3.78              3.35            3.00              2.72                2.49
   Principal Window     Aug03 to May06    May03 to Oct05  Feb03 to Apr05    Dec02 to Dec04      Oct02 to Aug04




The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Bear, Stearns & Co. Inc. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Bear, Stearns & Co. Inc. make no representations that the above referenced security will actually perform as
described in any scenario presented.                                   PAGE 8

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2001-A
$[353,648,623] (approximate)
------------------------------------------------------------------------------


VMF01A, Class A3--Price/Yield

CUSIP                                 Face              $57,700,000.00        Settle at Pricing
Coupon             6.33%              Original Balance  $57,700,000.00        Accrual begins          2/1/2001
Delay              6                  Current Balance   $57,700,000.00        Factor Date             N/A
Stated Maturity    N/A                Factor            1
Type               SEN FIX



              Price         At 150 MHP        At 175 MHP      At 200 MHP        At 225 MHP          At 250 MHP
                                 Yield
            99.6875              6.452             6.457           6.461             6.466               6.471
            99.7031              6.449             6.454           6.458             6.462               6.467
            99.7188              6.447             6.450           6.454             6.458               6.462
            99.7344              6.444             6.447           6.451             6.454               6.458
            99.7500              6.441             6.444           6.447             6.450               6.454
            99.7656              6.438             6.441           6.444             6.447               6.449
            99.7813              6.435             6.437           6.440             6.443               6.445
            99.7969              6.432             6.434           6.436             6.439               6.441
            99.8125              6.429             6.431           6.433             6.435               6.437
            99.8281              6.426             6.428           6.429             6.431               6.432
            99.8438              6.423             6.424           6.426             6.427               6.428
            99.8594              6.421             6.421           6.422             6.423               6.424
            99.8750              6.418             6.418           6.418             6.419               6.419
            99.8906              6.415             6.415           6.415             6.415               6.415
            99.9063              6.412             6.412           6.411             6.411               6.411
            99.9219              6.409             6.408           6.408             6.407               6.406
            99.9375              6.406             6.405           6.404             6.403               6.402
            99.9531              6.403             6.402           6.401             6.399               6.398
            99.9688              6.400             6.399           6.397             6.395               6.394
            99.9844              6.397             6.395           6.393             6.391               6.389
           100.0000              6.395             6.392           6.390             6.387               6.385
           100.0156              6.392             6.389           6.386             6.383               6.381
           100.0313              6.389             6.386           6.383             6.380               6.376
           100.0469              6.386             6.383           6.379             6.376               6.372
           100.0625              6.383             6.379           6.376             6.372               6.368

                WAL               6.89              6.02            5.30              4.73                4.28
   Principal Window     May06 to Nov09    Oct05 to Nov08  Apr05 to Dec07    Dec04 to Mar07      Aug04 to Jul06



The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Bear, Stearns & Co. Inc. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Bear, Stearns & Co. Inc. make no representations that the above referenced security will actually perform as
described in any scenario presented.                                   PAGE 9

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2001-A
$[353,648,623] (approximate)
------------------------------------------------------------------------------



VMF01A, Class A4--Price/Yield

CUSIP                               Face               $81,895,000.00   Settle at Pricing
Coupon              6.96%           Original Balance   $81,895,000.00   Accrual begins         2/1/2001
Delay               6               Current Balance    $81,895,000.00   Factor Date            N/A
Stated Maturity     N/A             Factor             1
Type                SEN FIX



               Price      At 150 MHP         At 175 MHP       At 200 MHP        At 225 MHP          At 250 MHP
                               Yield
             99.6875           7.086              7.088            7.090             7.092               7.094
             99.7031           7.084              7.086            7.087             7.089               7.091
             99.7188           7.082              7.084            7.085             7.087               7.089
             99.7344           7.080              7.082            7.083             7.084               7.086
             99.7500           7.078              7.079            7.081             7.082               7.084
             99.7656           7.076              7.077            7.078             7.080               7.081
             99.7813           7.074              7.075            7.076             7.077               7.078
             99.7969           7.072              7.073            7.074             7.075               7.076
             99.8125           7.071              7.071            7.072             7.073               7.073
             99.8281           7.069              7.069            7.070             7.070               7.071
             99.8438           7.067              7.067            7.067             7.068               7.068
             99.8594           7.065              7.065            7.065             7.065               7.066
             99.8750           7.063              7.063            7.063             7.063               7.063
             99.8906           7.061              7.061            7.061             7.061               7.061
             99.9063           7.059              7.059            7.058             7.058               7.058
             99.9219           7.057              7.057            7.056             7.056               7.055
             99.9375           7.055              7.055            7.054             7.053               7.053
             99.9531           7.053              7.052            7.052             7.051               7.050
             99.9688           7.051              7.050            7.050             7.049               7.048
             99.9844           7.049              7.048            7.047             7.046               7.045
            100.0000           7.047              7.046            7.045             7.044               7.043
            100.0156           7.045              7.044            7.043             7.042               7.040
            100.0313           7.043              7.042            7.041             7.039               7.038
            100.0469           7.041              7.040            7.039             7.037               7.035
            100.0625           7.040              7.038            7.036             7.034               7.032

                 WAL           12.62              11.38            10.28              9.31                8.43
    Principal Window  Nov09 to Jul17     Nov08 to Feb16   Dec07 to Dec14    Mar07 to Dec13      Jul06 to Jan13



The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Bear, Stearns & Co. Inc. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Bear, Stearns & Co. Inc. make no representations that the above referenced security will actually perform as
described in any scenario presented.                                   PAGE 10

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2001-A
$[353,648,623] (approximate)
------------------------------------------------------------------------------



VMF01A, Class A5--Price/Yield

CUSIP                               Face               $15,031,000.00   Settle at Pricing
Coupon              7.40%           Original Balance   $15,031,000.00   Accrual begins         2/1/2001
Delay               6               Current Balance    $15,031,000.00   Factor Date            N/A
Stated Maturity     N/A             Factor             1
Type                SEN FIX



               Price      At 150 MHP         At 175 MHP       At 200 MHP        At 225 MHP          At 250 MHP
                               Yield
             99.6875           7.536              7.537            7.538             7.539               7.540
             99.7031           7.534              7.535            7.536             7.537               7.538
             99.7188           7.532              7.533            7.534             7.535               7.536
             99.7344           7.530              7.531            7.532             7.533               7.534
             99.7500           7.529              7.529            7.530             7.531               7.532
             99.7656           7.527              7.528            7.528             7.529               7.530
             99.7813           7.525              7.526            7.526             7.527               7.527
             99.7969           7.524              7.524            7.525             7.525               7.525
             99.8125           7.522              7.522            7.523             7.523               7.523
             99.8281           7.520              7.521            7.521             7.521               7.521
             99.8438           7.519              7.519            7.519             7.519               7.519
             99.8594           7.517              7.517            7.517             7.517               7.517
             99.8750           7.515              7.515            7.515             7.515               7.515
             99.8906           7.513              7.513            7.513             7.513               7.513
             99.9063           7.512              7.512            7.511             7.511               7.511
             99.9219           7.510              7.510            7.510             7.509               7.509
             99.9375           7.508              7.508            7.508             7.507               7.507
             99.9531           7.507              7.506            7.506             7.505               7.505
             99.9688           7.505              7.504            7.504             7.503               7.503
             99.9844           7.503              7.503            7.502             7.502               7.501
            100.0000           7.502              7.501            7.500             7.500               7.499
            100.0156           7.500              7.499            7.498             7.498               7.497
            100.0313           7.498              7.497            7.497             7.496               7.495
            100.0469           7.496              7.496            7.495             7.494               7.493
            100.0625           7.495              7.494            7.493             7.492               7.491

                 WAL           16.36              14.94            13.78             12.78               11.86
    Principal Window  Jul17 to Jul17     Feb16 to Feb16   Dec 14 to Dec14    Dec 13 to Dec 13      Jan 13 to Jan 13





The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Bear, Stearns & Co. Inc. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Bear, Stearns & Co. Inc. make no representations that the above referenced security will actually perform as
described in any scenario presented.                                   PAGE 11

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2001-A
$[353,648,623] (approximate)
------------------------------------------------------------------------------


VMF01A, Class M_1--Price/Yield

CUSIP                               Face               $14,146,000.00   Settle at Pricing
Coupon              7.74%           Original Balance   $14,146,000.00   Accrual begins        2/1/2001
Delay               6               Current Balance    $14,146,000.00   Factor Date           N/A
Stated Maturity     N/A             Factor             1
Type                MEZ FIX



               Price      At 150 MHP         At 175 MHP       At 200 MHP        At 225 MHP          At 250 MHP
                               Yield
             99.6875           7.893              7.894            7.895             7.896               7.896
             99.7031           7.890              7.891            7.892             7.893               7.894
             99.7188           7.888              7.889            7.890             7.890               7.891
             99.7344           7.886              7.887            7.887             7.888               7.889
             99.7500           7.884              7.884            7.885             7.885               7.886
             99.7656           7.881              7.882            7.882             7.883               7.883
             99.7813           7.879              7.880            7.880             7.880               7.881
             99.7969           7.877              7.877            7.877             7.878               7.878
             99.8125           7.874              7.875            7.875             7.875               7.876
             99.8281           7.872              7.872            7.873             7.873               7.873
             99.8438           7.870              7.870            7.870             7.870               7.870
             99.8594           7.868              7.868            7.868             7.868               7.868
             99.8750           7.865              7.865            7.865             7.865               7.865
             99.8906           7.863              7.863            7.863             7.863               7.863
             99.9063           7.861              7.860            7.860             7.860               7.860
             99.9219           7.858              7.858            7.858             7.858               7.857
             99.9375           7.856              7.856            7.855             7.855               7.855
             99.9531           7.854              7.853            7.853             7.853               7.852
             99.9688           7.851              7.851            7.850             7.850               7.850
             99.9844           7.849              7.849            7.848             7.847               7.847
            100.0000           7.847              7.846            7.846             7.845               7.844
            100.0156           7.845              7.844            7.843             7.842               7.842
            100.0313           7.842              7.841            7.841             7.840               7.839
            100.0469           7.840              7.839            7.838             7.837               7.837
            100.0625           7.838              7.837            7.836             7.835               7.834

                 WAL           10.73              10.07             9.56              9.12                8.71
    Principal Window  Apr06 to Jul17     Mar06 to Feb16   Mar06 to Dec14    Mar06 to Dec13      Mar06 to Jan13


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Bear, Stearns & Co. Inc. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Bear, Stearns & Co. Inc. make no representations that the above referenced security will actually perform as
described in any scenario presented.                                   PAGE 12

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2001-A
$[353,648,623] (approximate)
------------------------------------------------------------------------------



VMF01A, Class B_1--Price/Yield


CUSIP                               Face               $14,146,000.00  Settle at Pricing
Coupon             8.25%            Original Balance   $14,146,000.00  Accrual begins  2/1/2001
Delay              6                Current Balance    $14,146,000.00  Factor Date     N/A
Stated Maturity    N/A              Factor             1
Type               MEZ FIX



              Price       At 150 MHP         At 175 MHP      At 200 MHP      At 225 MHP           At 250 MHP
                               Yield
            99.6875            8.426              8.427           8.428           8.429                8.429
            99.7031            8.423              8.424           8.425           8.426                8.426
            99.7188            8.420              8.421           8.422           8.422                8.423
            99.7344            8.417              8.418           8.419           8.419                8.420
            99.7500            8.414              8.415           8.416           8.416                8.416
            99.7656            8.411              8.412           8.412           8.413                8.413
            99.7813            8.408              8.409           8.409           8.410                8.410
            99.7969            8.405              8.406           8.406           8.406                8.407
            99.8125            8.403              8.403           8.403           8.403                8.403
            99.8281            8.400              8.400           8.400           8.400                8.400
            99.8438            8.397              8.397           8.397           8.397                8.397
            99.8594            8.394              8.394           8.394           8.394                8.394
            99.8750            8.391              8.391           8.390           8.390                8.390
            99.8906            8.388              8.387           8.387           8.387                8.387
            99.9063            8.385              8.384           8.384           8.384                8.384
            99.9219            8.382              8.381           8.381           8.381                8.381
            99.9375            8.379              8.378           8.378           8.378                8.377
            99.9531            8.376              8.375           8.375           8.375                8.374
            99.9688            8.373              8.372           8.372           8.371                8.371
            99.9844            8.370              8.369           8.369           8.368                8.368
           100.0000            8.367              8.366           8.365           8.365                8.365
           100.0156            8.364              8.363           8.362           8.362                8.361
           100.0313            8.361              8.360           8.359           8.359                8.358
           100.0469            8.358              8.357           8.356           8.355                8.355
           100.0625            8.355              8.354           8.353           8.352                8.352

                WAL             7.32               7.00            6.80            6.63                 6.49
   Principal Window   Apr06 to Mar11     Mar06 to Jul10  Mar06 to Feb10  Mar06 to Oct09       Mar06 to Jun09




The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Bear, Stearns & Co. Inc. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Bear, Stearns & Co. Inc. make no representations that the above referenced security will actually perform as
described in any scenario presented.                                   PAGE 13

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2001-A
$[353,648,623] (approximate)
------------------------------------------------------------------------------




VMF01A, Class B_2--Price/Yield


CUSIP                               Face               $15,030,623.00  Settle at Pricing
Coupon              9.19%           Original Balance   $15,030,623.00  Accrual begins     2/1/2001
Delay               6               Current Balance    $15,030,623.00  Factor Date        N/A
Stated Maturity     N/A             Factor             1
Type                JUN FIX



               Price      At 150 MHP         At 175 MHP      At 200 MHP      At 225 MHP           At 250 MHP
                               Yield
             99.6875           9.389              9.390           9.390           9.391                9.392
             99.7031           9.387              9.388           9.388           9.389                9.390
             99.7188           9.385              9.385           9.386           9.387                9.387
             99.7344           9.383              9.383           9.384           9.384                9.385
             99.7500           9.381              9.381           9.382           9.382                9.382
             99.7656           9.378              9.379           9.379           9.380                9.380
             99.7813           9.376              9.377           9.377           9.377                9.378
             99.7969           9.374              9.375           9.375           9.375                9.375
             99.8125           9.372              9.372           9.373           9.373                9.373
             99.8281           9.370              9.370           9.370           9.370                9.371
             99.8438           9.368              9.368           9.368           9.368                9.368
             99.8594           9.366              9.366           9.366           9.366                9.366
             99.8750           9.364              9.364           9.364           9.364                9.363
             99.8906           9.362              9.362           9.361           9.361                9.361
             99.9063           9.360              9.359           9.359           9.359                9.359
             99.9219           9.358              9.357           9.357           9.357                9.356
             99.9375           9.356              9.355           9.355           9.354                9.354
             99.9531           9.354              9.353           9.352           9.352                9.351
             99.9688           9.351              9.351           9.350           9.350                9.349
             99.9844           9.349              9.349           9.348           9.347                9.347
            100.0000           9.347              9.347           9.346           9.345                9.344
            100.0156           9.345              9.344           9.344           9.343                9.342
            100.0313           9.343              9.342           9.341           9.340                9.340
            100.0469           9.341              9.340           9.339           9.338                9.337
            100.0625           9.339              9.338           9.337           9.336                9.335

                 WAL           14.09              13.05           12.20           11.46                10.81
    Principal Window  Mar11 to Jul17     Jul10 to Feb16  Feb10 to Dec14  Oct09 to Dec13       Jun09 to Jan13


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Bear, Stearns & Co. Inc. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Bear, Stearns & Co. Inc. make no representations that the above referenced security will actually perform as
described in any scenario presented.                                   PAGE 14

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2001-A
$[353,648,623] (approximate)
------------------------------------------------------------------------------


Total Collateral   $353,648,624.11

Cut Off Date of Tape:  1/25/01

-----------------------------------------------------------------------------

Number of Loans:                                            8,809

Aggregate Unpaid Principal Balance:               $353,648,624.11
Aggregate Original Principal Balance:             $356,502,161.85
Weighted Average Gross Coupon:                            11.339%
Gross Coupon Range:                               7.990%- 19.910%
-----------------------------------------------------------------------------

Average Unpaid Principal Balance:                      $40,146.28
Average Original Principal Balance:                    $40,470.22

Maximum Unpaid Principal Balance:                     $197,872.79
Minimum Unpaid Principal Balance:                       $4,550.71

Maximum Original Principal Balance:                   $200,000.00
Minimum Original Principal Balance:                     $4,645.00

Weighted Avg. Stated Rem. Term (PTD to Mat Date):         262
Stated Rem Term Range:                          33.000 -  360.000

Weighted Average Age :                                      5
Age Range:                                       0.000 -  107.000

Weighted Average Original Term:                           267
Original Term Range:                            36.000 -  360.000

Weighted Average Original LTV:                             86.325
Original LTV Range:                            7.613% -   100.000%

--------------------------------------------------------------------


Greatest Zip Code Concentration
ZIP   75098  37 Loans                      0.33%               $1,156,016.91



New                                       76.68%               $271,177,036
Used                                      23.32%                $82,471,588


Multi-section                             56.67%               $200,420,124
Single-section                            43.33%               $153,228,500


Not Parked                                69.18%               $244,646,509
Parked                                    23.19%                $82,001,276
Site Built                                 7.63%                $27,000,838

Fixed Rate Collateral                     99.70%             352,574,985.34
Adjustable Rate Collateral                 0.30%               1,073,638.77






The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Bear, Stearns & Co. Inc. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Bear, Stearns & Co. Inc. make no representations that the above referenced security will actually perform as
described in any scenario presented.                                   PAGE 15

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2001-A
$[353,648,623] (approximate)
------------------------------------------------------------------------------


Geographical Distribution of Manufactured Homes as of Origination



                                                            Aggregate Principal
                            Number of Contracts as of    Balance Outstanding as of   Percent of
 State                             Cut-off Date                Cut-off Date             Total
------------------------------------------------------------------------------------------------
 Alabama                                 275                 10,087,473.45                2.85
 Arizona                                 123                  5,300,844.13                1.50
 Arkansas                                201                  8,879,506.80                2.51
 California                              179                  9,563,831.86                2.70
 Colorado                                 97                  4,010,409.49                1.13
 Connecticut                               2                    120,162.68                0.03
 Delaware                                 23                    861,648.63                0.24
 Florida                                 492                 20,903,292.08                5.91
 Georgia                                 292                 12,416,716.69                3.51
 Idaho                                    18                  1,021,421.07                0.29
 Illinois                                 50                  2,704,672.38                0.76
 Indiana                                 228                  7,042,133.17                1.99
 Iowa                                     27                    787,122.61                0.22
 Kansas                                   48                  1,767,091.76                0.50
 Kentucky                                475                 17,906,209.34                5.06
 Louisiana                               309                 11,367,773.40                3.21
 Maine                                     1                     85,174.54                0.02
 Maryland                                 38                  1,356,702.95                0.38
 Massachusetts                             3                    223,919.37                0.06
 Michigan                                290                 10,745,566.80                3.04
 Minnesota                                44                  1,938,545.37                0.55
 Mississippi                             193                  7,112,044.42                2.01
 Missouri                                163                  5,370,979.97                1.52
 Montana                                   5                    180,223.35                0.05
 Nebraska                                  4                    122,747.28                0.03
 Nevada                                   11                    605,529.66                0.17
 New Hampshire                             2                     62,379.78                0.02
 New Jersey                               23                  1,669,035.04                0.47
 New Mexico                               73                  2,645,035.54                0.75
 New York                                 93                  5,367,017.17                1.52
 North Carolina                        1,007                 42,619,443.72               12.05
 North Dakota                              6                    270,069.54                0.08
 Ohio                                    169                  6,020,539.92                1.70
 Oklahoma                                130                  5,552,198.89                1.57
 Oregon                                   50                  3,615,074.25                1.02
 Pennsylvania                             87                  4,061,111.09                1.15
 Rhode Island                              7                    446,189.47                0.13
 South Carolina                          547                 21,652,305.99                6.12
 South Dakota                             19                  1,098,623.48                0.31
 Tennessee                               976                 37,844,025.42               10.70
 Texas                                 1,543                 58,545,463.57               16.55
 Utah                                      7                    290,200.98                0.08
 Virginia                                321                 12,789,830.47                3.62
 Washington                               29                  1,972,388.55                0.56
 West Virginia                            92                  3,433,242.16                0.97
 Wisconsin                                17                    527,357.93                0.15
 Wyoming                                  19                    648,115.61                0.18
 Other                                     1                     37,232.29                0.01
=========================== =========================== ============================ ============
 TOTAL                                 8,809                353,648,624.11              100.00





The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Bear, Stearns & Co. Inc. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Bear, Stearns & Co. Inc. make no representations that the above referenced security will actually perform as
described in any scenario presented.                                   PAGE 16

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2001-A
$[353,648,623] (approximate)
------------------------------------------------------------------------------


Years of Origination of Contracts




                        Number of       Aggregate Principal     Percent of
                      Contracts as      Balance Outstanding
    Contract Date    of Cut-off Date    as of Cut-off Date       Total
--------------------------------------------------------------------------

 1991                        2                29,261.94           0.01
 1992                        2                40,215.23           0.01
 1993                        8               121,010.21           0.03
 1994                        1                14,220.30           0.00
 1995                        7               369,878.66           0.10
 1996                       31             1,347,083.96           0.38
 1997                       47             1,580,656.93           0.45
 1998                      135             5,523,620.53           1.56
 1999                    1,158            53,782,608.11          15.21
 2000-Jan                  226             9,498,679.21           2.69
 2000-Feb                  242             9,925,172.49           2.81
 2000-Mar                  326            13,974,978.11           3.95
 2000-Apr                  289            11,879,010.23           3.36
 2000-May                  358            15,249,132.29           4.31
 2000-Jun                  290            13,053,280.12           3.69
 2000-Jul                  220             9,639,057.73           2.73
 2000-Aug                  191             8,331,339.00           2.36
 2000-Sep                  140             6,816,254.43           1.93
 2000-Oct                  913            34,784,939.31           9.84
 2000-Nov                1,836            68,638,705.23          19.41
 2000-Dec                1,648            62,720,046.44          17.74
 2001-Jan                  739            26,329,473.65           7.45
==========================================================================
 TOTAL                   8,809           353,648,624.11         100.00








The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Bear, Stearns & Co. Inc. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Bear, Stearns & Co. Inc. make no representations that the above referenced security will actually perform as
described in any scenario presented.                                   PAGE 17

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2001-A
$[353,648,623] (approximate)
------------------------------------------------------------------------------


Distribution of Original Amounts


                                                  Number of
                                                Contracts as     Aggregate Principal
                                                 of Cut-off     Balance Outstanding as    Percent of
     Range of Original Principal Balance            Date           of Cut-off Date          Total
-----------------------------------------------------------------------------------------------------
 $       0.00 - $   5,000.00                       1                       4,645.00           0.00
 $   5,000.01 - $  10,000.00                      97                     762,373.28           0.22
 $  10,000.01 - $  15,000.00                     420                   5,285,826.05           1.49
 $  15,000.01 - $  20,000.00                     588                  10,219,705.03           2.89
 $  20,000.01 - $  25,000.00                     803                  17,872,629.65           5.05
 $  25,000.01 - $  30,000.00                   1,106                  30,240,705.48           8.55
 $  30,000.01 - $  35,000.00                   1,184                  38,057,257.54          10.76
 $  35,000.01 - $  40,000.00                     968                  35,868,559.23          10.14
 $  40,000.01 - $  45,000.00                     705                  29,669,626.68           8.39
 $  45,000.01 - $  50,000.00                     657                  30,956,576.35           8.75
 $  50,000.01 - $  55,000.00                     526                  27,284,417.41           7.72
 $  55,000.01 - $  60,000.00                     449                  25,592,509.81           7.24
 $  60,000.01 - $  65,000.00                     395                  24,469,764.23           6.92
 $  65,000.01 - $  70,000.00                     254                  17,025,370.64           4.81
 $  70,000.01 - $  75,000.00                     177                  12,703,157.15           3.59
 $  75,000.01 - $  80,000.00                     104                   8,009,538.74           2.26
 $  80,000.01 - $  85,000.00                      77                   6,323,799.72           1.79
 $  85,000.01 - $  90,000.00                      56                   4,874,353.00           1.38
 $  90,000.01 - $  95,000.00                      41                   3,774,909.57           1.07
 $  95,000.01 - $ 100,000.00                      37                   3,580,898.38           1.01
 $ 100,000.01 - $ 105,000.00                      34                   3,474,573.42           0.98
 $ 105,000.01 - $ 110,000.00                      12                   1,233,636.82           0.35
 $ 110,000.01 - $ 115,000.00                      13                   1,455,628.61           0.41
 $ 115,000.01 - $ 120,000.00                      14                   1,625,534.43           0.46
 $ 120,000.01 - $ 125,000.00                       5                     608,890.28           0.17
 $ 125,000.01 - $ 130,000.00                      16                   1,994,928.54           0.56
 $ 130,000.01 - $ 135,000.00                      14                   1,844,779.64           0.52
 $ 135,000.01 - $ 140,000.00                       8                   1,097,050.64           0.31
 $ 140,000.01 - $ 145,000.00                       3                     422,028.00           0.12
 $ 145,000.01 - $ 150,000.00                       8                   1,177,331.79           0.33
 $ 150,000.01 - $ 155,000.00                       6                     910,460.08           0.26
 $ 155,000.01 - $ 160,000.00                      10                   1,540,098.25           0.44
 $ 160,000.01 - $ 165,000.00                       3                     482,118.74           0.14
 $ 165,000.01 - $ 170,000.00                       3                     502,674.40           0.14
 $ 170,000.01 or greater                          15                   2,702,267.53           0.76

======================================================================================================
 TOTAL                                           8,809               353,648,624.11         100.00






The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Bear, Stearns & Co. Inc. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Bear, Stearns & Co. Inc. make no representations that the above referenced security will actually perform as
described in any scenario presented.                                   PAGE 18

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2001-A
$[353,648,623] (approximate)
------------------------------------------------------------------------------



Distribution of Original Loan-to-Value Ratios

                                         Number of        Aggregate Principal
                                      Contracts as of   Balance Outstanding as    Percent
      Range of Loan To Values         Cut-off Date         of Cut-off Date       of Total
--------------------------------------------------------------------------------------------

   0.01% -  20.00%                            5                     106,616.56        0.03
  20.01% -  30.00%                           13                     212,869.94        0.06
  30.01% -  40.00%                           40                     816,379.20        0.23
  40.01% -  50.00%                           72                   1,806,550.34        0.51
  50.01% -  60.00%                          190                   6,195,102.04        1.75
  60.01% -  70.00%                          469                  16,531,901.98        4.67
  70.01% -  80.00%                        1,076                  45,426,553.61       12.85
  80.01% -  90.00%                        2,704                 116,437,559.35       32.92
  90.01% - 100.00%                        4,240                 166,115,091.09       46.97

============================================================================================
 TOTAL                                    8,809                 353,648,624.11      100.00





Cut-off Date Contract Rate



                                        Number of        Aggregate Principal
 Range of Contracts by               Contracts as of   Balance Outstanding as   Percent of
  Contracts Rate                       Cut-off Date         of Cut-off Date         Total
------------------------------------------------------------------------------------------
   0.000% -  8.000%                            83             4,652,008.76            1.32
   8.001% -  9.000%                           272            15,162,581.67            4.29
   9.001% - 10.000%                         1,358            70,272,004.23           19.87
  10.001% - 11.000%                         2,300           102,777,879.83           29.06
  11.001% - 12.000%                         1,462            61,545,637.34           17.40
  12.001% - 13.000%                         1,038            35,802,419.62           10.12
  13.001% - 14.000%                         1,397            40,406,635.73           11.43
  14.001% - 15.000%                           586            15,822,593.18            4.47
  15.001% - 16.000%                           276             6,623,828.32            1.87
  16.001% - 17.000%                            26               451,686.60            0.13
  17.001% - 18.000%                             9               112,742.21            0.03
  18.001% - 19.000%                             1                 7,357.12            0.00
  19.001% - 20.000%                             1                11,249.50            0.00
=============================================================================================
 TOTAL                                      8,809           353,648,624.11          100.00







Remaining Months to Maturity


                                        Number of      Aggregate Principal
Months Remaining as of               Contracts as of   Balance Outstanding      Percent of
    Cut-off Date                      Cut-off Date     as of Cut-off Date          Total
-------------------------------------------------------------------------------------------
     1 -  72                             167               2,315,001.56            0.65
    73 -  84                             192               3,016,394.64            0.85
    85 - 120                             619              12,962,116.21            3.67
   121 - 156                             504              13,144,628.08            3.72
   157 - 180                           1,461              43,767,310.86           12.38
   181 - 240                           2,559             102,211,049.18           28.90
   241 - 300                           1,267              55,384,066.19           15.66
   301 - 360                           2,040             120,848,057.39           34.17
===========================================================================================
 TOTAL                                  8,809            353,648,624.11          100.00




The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Bear, Stearns & Co. Inc. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Bear, Stearns & Co. Inc. make no representations that the above referenced security will actually perform as
described in any scenario presented.                                   PAGE 19